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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K/A
                                (Amendment No.1)


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported):  January 4, 1999
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                          Career Education Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  0-23245                   39-3932190
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(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)            File Number)            Identification No.)


2800 West Higgins Road, Suite 790, Hoffman Estates, IL           60195
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      (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code (847) 781-3600
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Item 7.   Financial Statements and Exhibits.

          On January 19, 1999, Career Education Corporation (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission (the "Commission") in connection with its acquisition of all the existing and outstanding shares of capital stock of the Harrington Institute of Interior Design, Inc., an Illinois corporation ("Harrington") pursuant to a Stock Purchase Agreement dated as of November 25, 1998 by and between the Company and Robert C. Marks and the Robert C. Marks Trust dated October 9, 1997.

          The Company filed its Form 10-K for the year ended December 31, 1998 with the Commission on March 18, 1999. After remeasuring the significance of Harrington against the financial data in the Form 10-K, the Company has determined that Harrington is no longer a "significant subsidiary" under the tests set forth under Rule 1-02(w) of Regulation S-X. Accordingly, audited financial statements and pro-forma financial information for Harrington are not required to be filed and will not be filed by the Company.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAREER EDUCATION CORPORATION



                              By: /s/ John M. Larson
                                  ---------------------------------------
                                  John M. Larson
                                  President and Chief Executive Officer



Dated:  March 18, 1999









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